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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
Motient Corporation:

We hereby consent to the Incorporation by reference in the Registration Statement on Form S-8 (No. 333-92326) of Motient Corporation and Subsidiaries of our report dated March 17, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

Ehrenkrantz Sterling & Co. LLC
Livingston, NJ
March 18, 2004